EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED AUGUST 30, 2010 TO PROSPECTUS DATED JULY 31, 2010

The following replaces the paragraph under MANAGEMENT – Investment Adviser and Portfolio Manager on Page 5 of the Prospectus:

Investment Adviser and Portfolio Manager. Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Enhanced Large Cap Fund. Joseph E. Wolfe and Alex Ryer, each Vice Presidents of Northern Trust, have been managers of the Fund since December 2005 and August 30, 2010, respectively.

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The following replaces the second paragraph under Fund Management on Page 35 of the Prospectus:

Effective August 30, 2010, the managers for the Enhanced Large Cap Fund are Joseph E. Wolfe and Alex Ryer, each Vice Presidents of Northern Trust. Mr. Wolfe has been manager since December 2005 and Mr. Ryer since August 30, 2010. Since joining Northern Trust in 2005, Mr. Wolfe has been a quantitative group portfolio manager and researcher. Mr. Ryer joined Northern Trust in 2005, where he is a member of the quantitative active team responsible for research and implementation of several quantitative equity strategies. Mr. Ryer is also a co-manager of the Small Cap Core Fund.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	EQTYSPT 8/10